UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2025

NFiniTi inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-180164

(Commission File Number)

99-0372611

(IRS Employer Identification No.)

80 W. Liberty Street, Suite 880

Reno, Nevada 89501

(Address of principal executive offices)(Zip Code)

(702) 722-0112

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 20, 2025, NFiniTi 2 Inc. (“Subsidiary”), a private Nevada corporation and wholly owned subsidiary of NFiniTi Inc. (the “Company”), entered into a Share Exchange Agreement (the “Purchase Agreement”) with Metavox Holdings LLC (“Metavox”). Additionally, the Company issued a Convertible Promissory Note to the Subsidiary. Key terms are as follows:

•	Share Exchange Agreement:
o	The Subsidiary acquired all issued and outstanding membership interests of Metavox.
o	In exchange, the Subsidiary issued equity interests representing 90% of its total issued and outstanding equity to Metavox’s members, all of whom represented their status as accredited investors.
o	The remaining 10% of the Subsidiary’s equity was issued to the Company as a dividend.
o	Metavox will operate as a wholly owned subsidiary of the Subsidiary, which remains a private subsidiary of the Company.
o

Metavox designates three of the five members of the Subsidiary’s Board of Directors, expected to have expertise in web3 or blockchain technology, with the Company designating the remaining two. Final appointments will be disclosed in subsequent filings.

o	The transaction is intended to qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code, pending legal confirmation.
o	The use of NFiniTi 2 Inc., distinct from NFiniTi 1 Inc. in the CyberSyn acquisition (Form 8-K, filed May 20, 2025), reflects separate holding structures for diversified operations.

•	Convertible Promissory Note:
o	The Company issued a $500,000 convertible promissory note to the Subsidiary on May 20, 2025.
o	Subject to a 50% original issue discount, resulting in a funding amount of $250,000.
o	Bears interest at 15% per annum and matures on May 20, 2027.
o	Convertible into the Company’s common stock at a 25% discount to the lowest average daily trading price over the 30 trading days prior to conversion.
o

If the conversion price cannot be calculated due to absence of trading, the Board will determine the price based on the fair market value of the common stock, potentially using an independent valuation firm if required.

o	Conversion is subject to a 4.99% beneficial ownership limitation, expandable to 9.99% with 61 days’ written notice to the Company.
o

The 25% discount, consistent with the CyberSyn acquisition (Form 8-K, filed May 21, 2025), differs from the 75% discount in the Company’s $2,000,000 convertible note (Form 1-A, filed May 20, 2025) due to transaction-specific negotiated terms.

The foregoing description is qualified by reference to the Purchase Agreement and Convertible Promissory Note, filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 20, 2025, the Subsidiary completed the acquisition of all issued and outstanding membership interests of Metavox Holdings LLC pursuant to the Purchase Agreement described in Item 1.01. The transaction closed following the satisfaction or waiver of all material conditions, including:

•	Delivery of an assignment of Metavox’s membership interests to the Subsidiary.
•	Provision of a certificate of good standing for Metavox.
•	Completion of due diligence and absence of regulatory prohibitions.

Overview of Metavox Holdings LLC:

•	Business: Web3 initiative developing a hyper-realistic Metaverse platform built on Unreal Engine 5, integrating blockchain technology for secure, transparent transactions via its native Alpha Coin ($AMETA) and meta world NFTs.
•	Target Audience: Visitors, NFT holders, partners, and brands in the USA, China, and India.
•	Platform Features:
o	Immersive virtual experiences for social interaction, remote work, e-commerce, and gaming.
o	User-driven content creation with advanced AI tools for property development.
o	Central Business District, Alpha Stadium for live events, and social spaces.
o	Superior graphics and a decentralized ecosystem aiming to set a new standard in the Metaverse industry.
•	Revenue Model:
o	Digital real estate sales (residential and commercial plots).
o	Advertising via billboards and events.
o	Transaction fees (1-3% surcharge on $AMETA transactions).
o	In-game asset purchases for a planned AAA+ first-person shooter game.
o	Staking rewards paid in ETH.
•	Market Goals: Aims to establish a leading Metaverse platform, but goals are subject to significant risks, including competition, technological challenges, and regulatory hurdles, as detailed in the Company’s Form 1-A risk factors (filed May 20, 2025).
•	Regulatory Risks: Metavox’s blockchain and cryptocurrency operations are subject to extensive U.S. and international regulations (e.g., SEC, CFTC, FinCEN), and non-compliance could materially impact its business, per Form 1-A risk factors.
•	Management: Metavox’s operations will be overseen by a dedicated management team with web3 and blockchain expertise, to be appointed by the Subsidiary’s board, with details in future filings.

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Company Context:

•	The Company is a pre-revenue operating company focused on ready-to-drink alcoholic beverages through its subsidiary, Artisan Beverages, Inc., which manufactures branded canned cocktails.
•	The Subsidiary, NFiniTi 2 Inc., is a newly formed entity with no prior business operations, serving as a holding company for Metavox.
•	The note’s conversion may dilute existing shareholders, particularly if trading prices decline, as noted in the Form 1-A risk factors (filed May 20, 2025).
•	The acquisition diversifies the Company’s operations into the web3 and fintech technology sector, aligning with its strategy to expand into new industries to enhance shareholder value, as noted in the Form 1-A (filed May 20, 2025).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 20, 2025, the Subsidiary issued equity interests representing 90% of its total issued and outstanding equity to Metavox Holdings LLC’s members in connection with the acquisition described in Item 2.01. The issuance was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D, as all recipients represented their status as accredited investors. The equity interests bear restrictive legends as required by applicable securities laws.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Prior to February 10, 2025, the Company was a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, with no significant operations or assets. Key developments include:

•	February 10, 2025: Completed a reverse acquisition of Artisan Beverages, Inc., a Delaware corporation engaged in producing ready-to-drink alcoholic beverages, as reported in the Form 8-K filed on February 10, 2025.
•	Result: The Company ceased to be a shell company and became a pre-revenue operating company focused on the beverage industry, as detailed in the Form 1-A filed May 20, 2025.
•	May 20, 2025: Acquired Metavox Holdings LLC, as described in Item 2.01, further diversifying operations into web3 and fintech but not affecting its operating company status.

This Form 8-K confirms the Company’s operating status, consistent with the Form 1-A (filed May 20, 2025).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

•	Financial statements of Metavox Holdings LLC, a pre-revenue entity with limited financials, will be filed by amendment to this Form 8-K no later than 71 calendar days after the date this report is required to be filed (by August 1, 2025). The Company will provide all required financial data, including a balance sheet and statement of operations, as available.

(b) Pro Forma Financial Information

•	Pro forma financial information will be filed by amendment to this Form 8-K no later than 71 calendar days after the date this report is required to be filed (by August 1, 2025).

(d) Exhibits

Exhibit No.	Description
10.1	Share Exchange Agreement dated May 20, 2025, among NFiniTi 2 Inc., NFiniTi Inc., and Metavox Holdings LLC
10.2	Convertible Promissory Note dated May 20, 2025, issued by NFiniTi Inc. to NFiniTi 2 Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NFiniTi Inc.

Date: May 20, 2025	By:	/s/ Brian Johnston
	Name:	Brian Johnston
	Title:	Chief Executive Officer

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